                                                                   Exhibit 10.48

                               SECOND AMENDMENT TO

                     ST. MARY LAND & EXPLORATION COMPANY

                          EMPLOYEE STOCK PURCHASE PLAN

         This Second Amendment (the "Amendment") to the St. Mary Land &
Exploration Company Employee Stock Purchase Plan (the "Plan") is adopted by the
Board of Directors of St. Mary Land & Exploration Company on February 18,
2005.

         Pursuant to Article XIII of the Plan, the Board of Directors may at any
time and from time to time amend or modify the Plan, provided that such amendment or modification does not adversely affect any outstanding Option under the Plan. The Board of Directors hereby amends the Plan as follows:

         1. Section 3.1 of the Plan shall be amended in its entirety to read as follows:

                  3.1 Initial Eligibility. Any Employee shall be eligible to participate in Offerings under the Plan which commence on or after the first Offering Commencement Date occurring after the
                  Employee's commencement of employment with the Company or a
                  Subsidiary Corporation.

         2. This Amendment shall be effective with respect to all Offerings under the Plan commencing on or after January 1, 2005.

         3. In all other respects, the Plan is republished and reaffirmed.
Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Plan.

         This Second Amendment to the St. Mary Land & Exploration Company
Employee Stock Purchase Plan was adopted by the Compensation Committee of the
Board of Directors and approved by the Board of Directors of St. Mary Land &
Exploration Company on February 18, 2005.

                                      ST. MARY LAND & EXPLORATION COMPANY

                                      By:  /S/ MARK A. HELLERSTEIN
                                           -----------------------
                                           Mark A. Hellerstein
                                           Chairman of the Board, President and
                                           Chief Executive Officer